Exhibit 99.2

STATISTICAL SUPPLEMENT

THIRD QUARTER 2011

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Business Description	1
Financial Highlights	2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
GAAP Underwriting Results
Consolidated	5-7
Commercial Lines	8-10
Personal Lines	11-13
Chaucer	14
Investments
Net Investment Income	15
Investment Portfolio	16
Credit Quality and Duration of Fixed Maturities	17
Top 10 Corporate and Municipal Fixed Maturity Holdings	18
Reconciliation of Segment Income to Net Income	19
Other Information
Non-GAAP Financial Measures	20
Corporate Information	21
Market and Dividend Information	21
Financial Strength and Debt Ratings	21

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of inland marine, which insures businesses against physical losses to property, such as contractor’s equipment, builders’ risk and goods in transit. We also offer underwriting and managing of program business, including to under-served markets where there are specialty coverage or risk management needs. Other Commercial Lines also includes bonds, which provides businesses with contract surety coverage in the event of performance or payment claims, and commercial surety coverage related to fiduciary or regulatory obligations. Also included in Other Commercial Lines coverages are umbrella, general liability, fire, specialty property, and professional and management liability.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (except for flooding), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft, earthquake and other miscellaneous coverages.

CHAUCER

The Chaucer reporting segment represents THG’s international business written through Lloyd’s and includes international property, marine and aviation, energy, UK motor and international casualty and other coverages.

Property coverage, including direct, facultative and treaty property accounts, insures property, including commercial, auto, and industrial businesses, against physical loss or damage and business interruption. The property treaty account comprises mainly catastrophe and per risk excess contract acceptances, with a small amount of proportional treaty and reinsurance assumed business.

Marine and Aviation includes coverages that insure marine hull, excess of loss, liability, cargo and specie, in addition to political risk, war, and satellite business coverages. It also includes aviation coverages that insure airline hull and liability, general aviation and refuellers and products.

Energy coverage, encompassing exploration and production, construction, liabilities downstream and renewables, insures energy businesses against physical damage, business interruption, control of well, seepage and pollution and liabilities. Energy also includes Nuclear, which predominantly provides coverage relating to power generation at nuclear power stations.

UK Motor coverage insures the UK private car and fleet markets. In addition, it writes specialist classes including commercial vehicle, taxi, motorcycle, motor trade and classic/specialist vehicles, as well as other UK small commercial products.

Casualty and Other Lines includes coverages that insure financial institutions crime and professional indemnity, medical malpractice, workers’ compensation and professional, managerial and general liability, as well as syndicate participations.

OTHER PROPERTY AND CASUALTY

Other Property and Casualty segment consists of Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; and voluntary pools business which is in run-off.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except earnings per share)	2010	2010	2011	2011	2011	2010	2011
PREMIUMS
Gross premiums written	$889.1	$795.3	$833.3	$894.6	$1,198.3	$2,563.3	$2,926.2
Net premiums written	803.7	717.1	749.9	815.4	1,051.0	2,330.9	2,616.3
Net premiums earned	728.0	748.7	761.7	770.5	1,018.6	2,092.3	2,550.8
EARNINGS
Segment income (loss) before interest and taxes	$79.2	$76.2	$49.8	$(46.8)	$(7.6)	$151.5	$(4.6)
Segment income (loss) after taxes	44.7	43.7	26.0	(38.1)	(18.5)	78.5	(30.6)
Income (loss) from continuing operations	51.4	57.4	27.9	(32.4)	(9.7)	95.8	(14.2)
Net income (loss)	52.3	58.4	29.3	(31.8)	(9.7)	96.4	(12.2)
PER SHARE DATA (DILUTED) (1)
Segment income (loss) after taxes	$0.98	$0.95	$0.56	$(0.84)	$(0.41)	$1.69	$(0.67)
Income (loss) from continuing operations	1.12	1.25	0.61	(0.71)	(0.21)	2.06	(0.31)
Net income (loss)	1.15	1.27	0.64	(0.70)	(0.21)	2.08	(0.27)

Weighted average shares outstanding (1)	45.7	45.9	46.0	45.4	45.3	46.4	45.4

BALANCE SHEET

	September 30	December 31	March 31	June 30	September 30
(In millions, except per share data)	2010	2010	2011	2011	2011
Total assets	$8,596.7	$8,569.9	$8,514.9	$8,981.3	$12,684.5
Total loss and loss adjustment expense reserves	3,232.1	3,277.7	3,315.4	3,406.4	5,722.0
Total shareholders’ equity	2,478.8	2,460.5	2,488.7	2,485.0	2,454.9

U.S. Property and Casualty Companies
Statutory surplus	$1,795.3	$1,747.3	$1,776.6	$1,658.6	$1,538.5
Premium to surplus ratio	1.65:1	1.75:1	1.73:1	1.86:1	2.02:1

Book value per share	$55.25	$54.74	$55.06	$54.96	$54.98
Book value per share, excluding net unrealized investment gains and losses, net of tax	$50.23	$51.92	$52.06	$51.12	$50.89
Tangible book value per share (total book value excluding goodwill and intangibles)	$49.69	$49.22	$49.62	$49.57	$47.20

Shares outstanding	44.9	44.9	45.2	45.2	44.6

Total debt/equity	25.8%	24.6%	22.5%	34.5%	36.7%
Total debt/total capital	20.5%	19.8%	18.4%	25.7%	26.9%

(1)	Weighted average shares outstanding and per diluted share amounts in 2011 exclude common stock equivalents, as the impact of these instruments was anti-dilutive.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Three Months ended September 30			Nine Months ended September 30
(In millions)	2011	2010	% Change	2011	2010	% Change
REVENUES
Premiums earned	$1,018.6	$728.0	39.9	$2,550.8	$2,092.3	21.9
Net investment income	67.8	61.3	10.6	189.2	184.2	2.7
Total net realized investment gains	8.2	5.7	43.9	24.9	16.8	48.2
Fees and other income	13.4	9.0	48.9	30.8	25.6	20.3

Total revenues	1,108.0	804.0	37.8	2,795.7	2,318.9	20.6

LOSSES AND EXPENSES
Losses and loss adjustment expenses	734.9	454.6	61.7	1,863.4	1,384.6	34.6
Policy acquisition expenses	241.1	173.4	39.0	603.2	490.8	22.9
Interest expense	17.4	11.8	47.5	38.6	32.8	17.7
Other operating expenses	133.3	91.1	46.3	331.4	275.2	20.4

Total losses and expenses	1,126.7	730.9	54.2	2,836.6	2,183.4	29.9

Income (loss) from continuing operations before income taxes	(18.7)	73.1	(125.6)	(40.9)	135.5	(130.2)
Income tax expense (benefit)	(9.0)	21.7	(141.5)	(26.7)	39.7	(167.3)

Income (loss) from continuing operations	(9.7)	51.4	(118.9)	(14.2)	95.8	(114.8)

Discontinued operations	—	0.9	N/M	2.0	0.6	N/M

Net income (loss)	$(9.7)	$52.3	(118.5)	$(12.2)	$96.4	(112.7)

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

	September 30	December 31
(In millions, except per share data)	2011	2010	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $5,966.1 and $4,598.8)	$6,227.6	$4,797.9	29.8
Equity securities, at fair value (cost of $249.2 and $120.7)	246.3	128.6	91.5
Other investments	194.1	39.4	392.6

Total investments	6,668.0	4,965.9	34.3

Cash and cash equivalents	922.7	290.4	217.7
Accrued investment income	106.1	53.8	97.2
Premiums and accounts receivable, net	1,204.4	772.0	56.0
Reinsurance recoverable on paid and unpaid losses	2,202.9	1,254.2	75.6
Deferred policy acquistion costs	509.9	345.3	47.7
Deferred income taxes	215.6	177.4	21.5
Goodwill	200.6	179.2	11.9
Other assets	527.0	398.1	32.4
Assets of discontinued operations	127.3	133.6	(4.7)

Total assets	$12,684.5	$8,569.9	48.0

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$5,722.0	$3,277.7	74.6
Unearned premiums	2,401.9	1,520.3	58.0
Expenses and taxes payable	672.8	541.7	24.2
Reinsurance premiums payable	402.9	34.4	N/M
Debt	901.6	605.9	48.8
Liabilities of discontinued operations	128.4	129.4	(0.8)

Total liabilities	10,229.6	6,109.4	67.4

SHAREHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share; 20.0 million shares authorized; none issued	—	—	—
Common stock, par value $0.01 per share; 300.0 million shares authorized; 60.5 million shares issued	0.6	0.6	—
Additional paid-in capital	1,785.2	1,796.5	(0.6)
Accumulated other comprehensive income	191.5	136.7	40.1
Retained earnings	1,200.7	1,246.8	(3.7)
Treasury stock at cost (15.9 and 15.6 million shares)	(723.1)	(720.1)	0.4

Total shareholders’ equity	2,454.9	2,460.5	(0.2)

Total liabilities and shareholders’ equity	$12,684.5	$8,569.9	48.0

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended September 30

	2011					2010
	Commercial	Personal		Other	Total	Commercial	Personal	Other	Total
(In millions, except percentage data)	Lines	Lines	Chaucer	P&C	P&C	Lines	Lines	P&C	P&C
Gross premiums written	$501.3	$415.1	$281.9	$—	$1,198.3	$474.9	$414.2	$—	$889.1

Net premiums written	$438.4	$390.3	$222.3	$—	$1,051.0	$415.3	$388.4	$—	$803.7

Net premiums earned	$410.1	$363.7	$244.8	$—	$1,018.6	$360.2	$367.8	$—	$728.0
Losses and LAE:
Current accident year, excluding catastrophe losses	270.7	253.3	140.0	0.1	664.1	214.0	242.6	(0.2)	456.4
Prior year (favorable) unfavorable reserve development	(3.6)	(8.5)	(16.6)	(0.1)	(28.8)	(16.5)	(9.3)	(0.1)	(25.9)
Catastrophe losses	39.8	46.2	13.6	—	99.6	8.2	15.9	—	24.1

Total losses and LAE	306.9	291.0	137.0	—	734.9	205.7	249.2	(0.3)	454.6
Policy acquisition and other underwriting expenses	159.9	101.6	95.7	—	357.2	152.2	103.4	(0.1)	255.5

GAAP underwriting profit (loss)	(56.7)	(28.9)	12.1	—	(73.5)	2.3	15.2	0.4	17.9
Net investment income	34.0	22.7	8.6	2.5	67.8	32.3	25.4	3.6	61.3
Other income	5.3	3.5	4.1	1.7	14.6	4.7	3.9	1.5	10.1
Other operating expenses	(4.7)	(2.1)	(4.9)	(4.8)	(16.5)	(4.2)	(1.5)	(4.4)	(10.1)

Segment income (loss) before income taxes	$(22.1)	$(4.8)	$19.9	$(0.6)	$(7.6)	$35.1	$43.0	$1.1	$79.2

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	66.1%	69.6%	57.2%	N/M	65.2%	59.4%	65.9%	N/M	62.7%
Prior year (favorable) unfavorable reserve development	(0.9)%	(2.3)%	(6.8)%	N/M	(2.8)%	(4.6)%	(2.5)%	N/M	(3.6)%
Catastrophe losses	9.7%	12.7%	5.6%	N/M	9.8%	2.3%	4.3%	N/M	3.3%

Total loss and LAE ratio	74.9%	80.0%	56.0%	N/M	72.2%	57.1%	67.7%	N/M	62.4%
Expense ratio	38.7%	27.1%	39.1%	N/M	34.6%	42.0%	27.4%	N/M	34.6%

Combined ratio	113.6%	107.1%	95.1%	N/M	106.8%	99.1%	95.1%	N/M	97.0%

Change in policies in force	27.7%	(3.0)%				2.9%	(2.5)%
Retention	80.9%	80.3%				82.0%	78.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

CONSOLIDATED

Nine Months ended September 30

	2011					2010
	Commercial	Personal		Other	Total	Commercial	Personal	Other	Total
(In millions, except percentage data)	Lines	Lines	Chaucer	P&C	P&C	Lines	Lines	P&C	P&C
Gross premiums written	$1,462.7	$1,181.3	$281.9	$0.3	$2,926.2	$1,376.5	$1,186.5	$0.3	$2,563.3

Net premiums written	$1,287.4	$1,106.3	$222.3	$0.3	$2,616.3	$1,215.7	$1,114.9	$0.3	$2,330.9

Net premiums earned	$1,219.4	$1,086.5	$244.8	$0.1	$2,550.8	$988.7	$1,103.3	$0.3	$2,092.3
Losses and LAE:
Current accident year, excluding catastrophe losses	755.5	734.2	140.0	0.3	1,630.0	584.8	743.5	0.2	1,328.5
Prior year (favorable) unfavorable reserve development	(27.2)	(28.5)	(16.6)	(0.3)	(72.6)	(50.2)	(36.6)	(0.6)	(87.4)
Catastrophe losses	144.4	148.0	13.6	—	306.0	52.5	91.0	—	143.5

Total losses and LAE	872.7	853.7	137.0	—	1,863.4	587.1	797.9	(0.4)	1,384.6
Policy acquisition and other underwriting expenses	478.7	302.6	95.7	—	877.0	424.1	314.1	—	738.2

GAAP underwriting profit (loss)	(132.0)	(69.8)	12.1	0.1	(189.6)	(22.5)	(8.7)	0.7	(30.5)
Net investment income	101.6	68.5	8.6	10.5	189.2	96.6	76.6	11.0	184.2
Other income	15.6	9.8	4.1	5.0	34.5	14.0	10.4	4.6	29.0
Other operating expenses	(13.6)	(6.1)	(4.9)	(14.1)	(38.7)	(13.3)	(4.3)	(13.6)	(31.2)

Segment income (loss) before income taxes	$(28.4)	$2.4	$19.9	$1.5	$(4.6)	$74.8	$74.0	$2.7	$151.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	62.0%	67.6%	57.2%	N/M	63.9%	59.2%	67.4%	N/M	63.5%
Prior year (favorable) unfavorable reserve development	(2.2)%	(2.6)%	(6.8)%	N/M	(2.8)%	(5.1)%	(3.3)%	N/M	(4.2)%
Catastrophe losses	11.8%	13.6%	5.6%	N/M	12.0%	5.3%	8.2%	N/M	6.9%

Total loss and LAE ratio	71.6%	78.6%	56.0%	N/M	73.1%	59.4%	72.3%	N/M	66.2%
Expense ratio	39.0%	27.0%	39.1%	N/M	33.9%	42.7%	27.7%	N/M	34.7%

Combined ratio	110.6%	105.6%	95.1%	N/M	107.0%	102.1%	100.0%	N/M	100.9%

Change in policies in force	27.7%	(3.0)%				2.9%	(2.5)%
Retention	82.4%	80.3%				80.0%	78.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

(In millions, except percentage data)	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011 (Including Chaucer)	Sep-YTD 2010	Sep-YTD 2011 (Including 1 Quarter of Chaucer)
Gross premiums written	$889.1	$795.3	$833.3	$894.6	$1,198.3	$2,563.3	$2,926.2

Net premiums written	$803.7	$717.1	$749.9	$815.4	$1,051.0	$2,330.9	$2,616.3

Net premiums earned	$728.0	$748.7	$761.7	$770.5	$1,018.6	$2,092.3	$2,550.8
Losses and LAE:
Current accident year, excluding catastrophe losses	456.4	478.6	489.8	476.1	664.1	1,328.5	1,630.0
Prior year favorable reserve development	(25.9)	(23.7)	(28.5)	(15.3)	(28.8)	(87.4)	(72.6)
Catastrophe losses	24.1	16.8	49.7	156.7	99.6	143.5	306.0

Total losses and LAE	454.6	471.7	511.0	617.5	734.9	1,384.6	1,863.4
Policy acquisition and other underwriting expenses	255.5	264.7	260.2	259.6	357.2	738.2	877.0

GAAP underwriting profit (loss)	$17.9	$12.3	$(9.5)	$(106.6)	$(73.5)	$(30.5)	$(189.6)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	62.7%	64.0%	64.2%	61.8%	65.2%	63.5%	63.9%
Prior year favorable reserve development	(3.6)%	(3.2)%	(3.7)%	(2.0)%	(2.8)%	(4.2)%	(2.8)%
Catastrophe losses	3.3%	2.2%	6.5%	20.3%	9.8%	6.9%	12.0%

Total loss and LAE ratio	62.4%	63.0%	67.0%	80.1%	72.2%	66.2%	73.1%
Expense ratio	34.6%	34.8%	33.7%	33.2%	34.6%	34.7%	33.9%

Combined ratio	97.0%	97.8%	100.7%	113.3%	106.8%	100.9%	107.0%

Combined ratio, excluding catastrophe losses	93.7%	95.6%	94.2%	93.0%	97.0%	94.0%	95.0%

Current accident year combined ratio, excluding catastrophe losses	97.3%	98.8%	97.9%	95.0%	99.8%	98.2%	97.8%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended September 30

	2011					2010
	Multiple		Workers’			Multiple		Workers’
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total
Net premiums written	$152.8	$64.0	$43.5	$178.1	$438.4	$151.8	$61.2	$46.2	$156.1	$415.3

Net premiums earned	$136.8	$61.2	$43.3	$168.8	$410.1	$121.8	$56.4	$37.0	$145.0	$360.2
Losses and LAE:
Current accident year, excluding catastrophe losses	86.8	39.6	33.8	110.5	270.7	69.0	36.4	30.5	78.1	214.0
Prior year (favorable) unfavorable reserve development	(5.8)	0.9	(2.2)	3.5	(3.6)	(6.4)	(0.1)	(6.1)	(3.9)	(16.5)
Catastrophe losses	22.9	2.2	—	14.7	39.8	4.0	0.1	—	4.1	8.2

Total losses and LAE	103.9	42.7	31.6	128.7	306.9	66.6	36.4	24.4	78.3	205.7
Policy acquisition and other underwriting expenses					159.9					152.2

GAAP underwriting profit (loss)					(56.7)					2.3
Net investment income					34.0					32.3
Other income					5.3					4.7
Other operating expenses					(4.7)					(4.2)

Segment income (loss) before income taxes					$(22.1)					$35.1

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	63.4%	64.7%	78.1%	65.4%	66.1%	56.7%	64.6%	82.4%	53.8%	59.4%
Prior year (favorable) unfavorable reserve development	(4.2)%	1.5%	(5.1)%	2.1%	(0.9)%	(5.3)%	(0.2)%	(16.5)%	(2.7)%	(4.6)%
Catastrophe losses	16.7%	3.6%	N/M	8.7%	9.7%	3.3%	0.2%	N/M	2.8%	2.3%

Total loss and LAE ratio	75.9%	69.8%	73.0%	76.2%	74.9%	54.7%	64.6%	65.9%	53.9%	57.1%
Expense ratio					38.7%					42.0%

Combined ratio					113.6%					99.1%

Change in policies in force	23.9%	31.6%	59.0%	22.3%	27.7%	4.0%	3.5%	8.0%	0.3%	2.9%
Retention	83.1%	80.5%	71.5%	N/M	80.9%	83.5%	79.3%	79.1%	N/M	82.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Nine Months ended September 30

	2011					2010
	Multiple		Workers’			Multiple		Workers’
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total
Net premiums written	$434.7	$190.7	$133.5	$528.5	$1,287.4	$440.0	$192.3	$127.0	$456.4	$1,215.7

Net premiums earned	$416.3	$183.7	$128.7	$490.7	$1,219.4	$329.8	$159.1	$97.3	$402.5	$988.7
Losses and LAE:
Current accident year, excluding catastrophe losses	259.6	113.2	99.6	283.1	755.5	194.8	96.6	78.2	215.2	584.8
Prior year (favorable) unfavorable reserve development	(17.4)	2.3	(12.8)	0.7	(27.2)	(23.4)	(4.4)	(22.7)	0.3	(50.2)
Catastrophe losses	102.6	3.1	—	38.7	144.4	37.2	0.6	—	14.7	52.5

Total losses and LAE	344.8	118.6	86.8	322.5	872.7	208.6	92.8	55.5	230.2	587.1
Policy acquisition and other underwriting expenses					478.7					424.1

GAAP underwriting profit (loss)					(132.0)					(22.5)
Net investment income					101.6					96.6
Other income					15.6					14.0
Other operating expenses					(13.6)					(13.3)

Segment income (loss) before income taxes					$(28.4)					$74.8

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	62.4%	61.5%	77.4%	57.7%	62.0%	59.1%	60.7%	80.4%	53.4%	59.2%
Prior year (favorable) unfavorable reserve development	(4.2)%	1.3%	(9.9)%	0.1%	(2.2)%	(7.1)%	(2.8)%	(23.3)%	0.1%	(5.1)%
Catastrophe losses	24.6%	1.7%	N/M	7.9%	11.8%	11.3%	0.4%	N/M	3.7%	5.3%

Total loss and LAE ratio	82.8%	64.5%	67.5%	65.7%	71.6%	63.3%	58.3%	57.1%	57.2%	59.4%
Expense ratio					39.0%					42.7%

Combined ratio					110.6%					102.1%

Change in policies in force	23.9%	31.6%	59.0%	22.3%	27.7%	4.0%	3.5%	8.0%	0.3%	2.9%
Retention	84.3%	80.6%	78.3%	N/M	82.4%	81.2%	78.4%	76.2%	N/M	80.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2010	2010	2011	2011	2011	2010	2011
Gross premiums written	$474.9	$422.0	$466.8	$494.6	$501.3	$1,376.5	$1,462.7

Net premiums written	$415.3	$369.1	$408.5	$440.5	$438.4	$1,215.7	$1,287.4

Net premiums earned	$360.2	$384.7	$400.8	$408.5	$410.1	$988.7	$1,219.4
Losses and LAE:
Current accident year, excluding catastrophe losses	214.0	225.8	244.1	240.7	270.7	584.8	755.5
Prior year favorable reserve development	(16.5)	(11.3)	(14.3)	(9.3)	(3.6)	(50.2)	(27.2)
Catastrophe losses	8.2	9.1	27.5	77.1	39.8	52.5	144.4

Total losses and LAE	205.7	223.6	257.3	308.5	306.9	587.1	872.7
Policy acquisition and other underwriting expenses	152.2	159.2	159.3	159.5	159.9	424.1	478.7

GAAP underwriting profit (loss)	$2.3	$1.9	$(15.8)	$(59.5)	$(56.7)	$(22.5)	$(132.0)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	59.4%	58.7%	60.9%	58.9%	66.1%	59.2%	62.0%
Prior year favorable reserve development	(4.6)%	(2.9)%	(3.6)%	(2.3)%	(0.9)%	(5.1)%	(2.2)%
Catastrophe losses	2.3%	2.4%	6.9%	18.9%	9.7%	5.3%	11.8%

Total loss and LAE ratio	57.1%	58.2%	64.2%	75.5%	74.9%	59.4%	71.6%
Expense ratio	42.0%	41.1%	39.5%	38.8%	38.7%	42.7%	39.0%

Combined ratio	99.1%	99.3%	103.7%	114.3%	113.6%	102.1%	110.6%

Combined ratio, excluding catastrophe losses	96.8%	96.9%	96.8%	95.4%	103.9%	96.8%	98.8%

Current accident year combined ratio, excluding catastrophe losses	101.4%	99.8%	100.4%	97.7%	104.8%	101.9%	101.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended September 30

	2011				2010
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$233.7	$144.8	$11.8	$390.3	$239.1	$137.9	$11.4	$388.4

Net premiums earned	$228.8	$124.3	$10.6	$363.7	$236.2	$121.1	$10.5	$367.8
Losses and LAE:
Current accident year, excluding catastrophe losses	170.2	77.7	5.4	253.3	174.1	63.9	4.6	242.6
Prior year (favorable) unfavorable reserve development	(9.5)	0.4	0.6	(8.5)	(7.2)	(1.6)	(0.5)	(9.3)
Catastrophe losses	2.7	42.1	1.4	46.2	1.5	14.1	0.3	15.9

Total losses and LAE	163.4	120.2	7.4	291.0	168.4	76.4	4.4	249.2
Policy acquisition and other underwriting expenses				101.6				103.4

GAAP underwriting profit (loss)				(28.9)				15.2
Net investment income				22.7				25.4
Other income				3.5				3.9
Other operating expenses				(2.1)				(1.5)

Segment income (loss) before income taxes				$(4.8)				$43.0

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	74.4%	62.5%	50.9%	69.6%	73.7%	52.8%	43.8%	65.9%
Prior year (favorable) unfavorable reserve development	(4.2)%	0.3%	5.7%	(2.3)%	(3.0)%	(1.3)%	(4.8)%	(2.5)%
Catastrophe losses	1.2%	33.9%	13.2%	12.7%	0.6%	11.6%	2.9%	4.3%

Total loss and LAE ratio	71.4%	96.7%	69.8%	80.0%	71.3%	63.1%	41.9%	67.7%
Expense ratio				27.1%				27.4%

Combined ratio				107.1%				95.1%

Change in policies in force	(5.0)%	(0.6)%	(6.0)%	(3.0)%	(6.0)%	1.7%	(6.1)%	(2.5)%
Retention	78.5%	81.7%	N/M	80.3%	75.7%	81.0%	N/M	78.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

PERSONAL LINES

Nine Months ended September 30

	2011				2010
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$694.4	$379.2	$32.7	$1,106.3	$717.4	$365.3	$32.2	$1,114.9

Net premiums earned	$686.8	$368.0	$31.7	$1,086.5	$713.3	$358.5	$31.5	$1,103.3
Losses and LAE:
Current accident year, excluding catastrophe losses	504.2	217.2	12.8	734.2	536.3	194.0	13.2	743.5
Prior year (favorable) unfavorable reserve development	(28.8)	(1.4)	1.7	(28.5)	(35.0)	(0.2)	(1.4)	(36.6)
Catastrophe losses	9.0	135.8	3.2	148.0	8.9	80.9	1.2	91.0

Total losses and LAE	484.4	351.6	17.7	853.7	510.2	274.7	13.0	797.9
Policy acquisition and other underwriting expenses				302.6				314.1

GAAP underwriting profit (loss)				(69.8)				(8.7)
Net investment income				68.5				76.6
Other income				9.8				10.4
Other operating expenses				(6.1)				(4.3)

Segment income (loss) before federal income taxes				$2.4				$74.0

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	73.4%	59.1%	40.3%	67.6%	75.2%	54.1%	41.9%	67.4%
Prior year (favorable) unfavorable reserve development	(4.2)%	(0.4)%	5.4%	(2.6)%	(4.9)%	(0.1)%	(4.4)%	(3.3)%
Catastrophe losses	1.3%	36.9%	10.1%	13.6%	1.2%	22.6%	3.8%	8.2%

Total loss and LAE ratio	70.5%	95.6%	55.8%	78.6%	71.5%	76.6%	41.3%	72.3%
Expense ratio				27.0%				27.7%

Combined ratio				105.6%				100.0%

Change in policies in force	(5.0)%	(0.6)%	(6.0)%	(3.0)%	(6.0)%	1.7%	(6.1)%	(2.5)%
Retention	78.5%	81.7%	N/M	80.3%	75.7%	81.0%	N/M	78.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2010	2010	2011	2011	2011	2010	2011
Gross premiums written	$414.2	$373.3	$366.5	$399.7	$415.1	$1,186.5	$1,181.3

Net premiums written	$388.4	$348.0	$341.4	$374.6	$390.3	$1,114.9	$1,106.3

Net premiums earned	$367.8	$364.0	$360.9	$361.9	$363.7	$1,103.3	$1,086.5
Losses and LAE:
Current accident year, excluding catastrophe losses	242.6	252.7	245.6	235.3	253.3	743.5	734.2
Prior year favorable reserve development	(9.3)	(12.2)	(14.1)	(5.9)	(8.5)	(36.6)	(28.5)
Catastrophe losses	15.9	7.7	22.2	79.6	46.2	91.0	148.0

Total losses and LAE	249.2	248.2	253.7	309.0	291.0	797.9	853.7
Policy acquisition and other underwriting expenses	103.4	105.5	101.0	100.0	101.6	314.1	302.6

GAAP underwriting profit (loss)	$15.2	$10.3	$6.2	$(47.1)	$(28.9)	$(8.7)	$(69.8)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	65.9%	69.5%	68.0%	65.0%	69.6%	67.4%	67.6%
Prior year favorable reserve development	(2.5)%	(3.4)%	(3.9)%	(1.6)%	(2.3)%	(3.3)%	(2.6)%
Catastrophe losses	4.3%	2.1%	6.2%	22.0%	12.7%	8.2%	13.6%

Total loss and LAE ratio	67.7%	68.2%	70.3%	85.4%	80.0%	72.3%	78.6%
Expense ratio	27.4%	28.2%	27.2%	26.8%	27.1%	27.7%	27.0%

Combined ratio	95.1%	96.4%	97.5%	112.2%	107.1%	100.0%	105.6%

Combined ratio, excluding catastrophe losses	90.8%	94.3%	91.3%	90.2%	94.4%	91.8%	92.0%

Current accident year combined ratio, excluding catastrophe losses	93.3%	97.7%	95.2%	91.8%	96.7%	95.1%	94.6%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND SEGMENT INCOME INFORMATION AND RATIOS

CHAUCER

Three and Nine Months ended September 30

	2011
		Marine &		UK	Casualty
(In millions, except percentage data)	Property	Aviation	Energy	Motor	& Other	Total
Gross premiums written	$52.6	$69.4	$43.3	$71.7	$44.9	$281.9

Net premiums written	$39.6	$56.2	$29.7	$63.0	$33.8	$222.3

Net premiums earned	$52.4	$60.1	$41.1	$59.8	$31.4	$244.8
Losses and LAE						137.0
Policy acquisition and other underwriting expenses						95.7

GAAP underwriting profit (loss)						12.1
Net investment income						8.6
Other income						4.1
Other operating expenses						(4.9)

Segment income (loss) before income taxes						$19.9

Loss and LAE ratio						56.0%
Expense ratio						39.1%

Combined ratio						95.1%

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except yields)	2010	2010	2011	2011	2011 (1)	2010	2011
Net Investment Income

Fixed maturities	$62.2	$61.5	$60.6	$60.3	$66.1	$187.1	$187.0
Equity securities	1.1	2.2	1.3	1.4	1.5	2.3	4.2
Other investments	(0.5)	1.3	0.5	1.0	2.3	(0.3)	3.8
Investment expenses	(1.5)	(2.0)	(2.0)	(1.7)	(2.1)	(4.9)	(5.8)

Total	$61.3	$63.0	$60.4	$61.0	$67.8	$184.2	$189.2

Pre-tax Yields

Fixed maturities	5.46%	5.37%	5.28%	5.35%	4.49%	5.48%	4.99%
Total	5.11%	5.13%	4.97%	5.09%	4.19%	5.16%	4.69%

Pre-tax yields are calculated as annualized investment income divided by the average of investment balances at the end of each month during the period. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(1)	Includes $8.6 million of income from assets acquired with Chaucer, with pre-tax yields on fixed maturities and total investments of 2.00% and 1.99%, respectively.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

September 30, 2011

(in millions)
						Change in	Change in
	Weighted				Net	Net	Net
	Average	Amortized	Fair	% of	Unrealized	Unrealized	Unrealized
Investment Type	Quality	Cost or Cost	Value	Total	Gain (Loss)	During Q3 2011	YTD

Fixed Maturities:
U.S. Treasury and government agencies	AAA	$272.0	$279.0	3.7%	$7.0	$4.8	$5.2
Foreign Government	AAA	302.6	302.9	4.0%	0.3	0.3	0.3
Municipals:
Taxable	AA	802.9	861.2	11.3%	58.3	37.1	59.3
Tax exempt	A+	167.1	171.7	2.2%	4.6	0.9	1.6
Corporate:
NAIC 1	A+	1,666.0	1,731.2	22.8%	65.2	4.1	9.1
NAIC 2	BBB	1,166.6	1,243.5	16.4%	76.9	(0.7)	6.7
NAIC 3 and below	B+	318.1	316.7	4.2%	(1.4)	(19.5)	(19.5)

Total corporate	A-	3,150.7	3,291.4	43.4%	140.7	(16.1)	(3.7)

Asset backed:
Residential mortgage backed	AA+	825.7	864.7	11.4%	39.0	8.9	9.1
Commercial mortgage backed	AA+	338.1	346.1	4.5%	8.0	(6.2)	(9.3)
Asset backed	AA-	107.0	110.6	1.5%	3.6	0.2	(0.1)

Total fixed maturities	A+	5,966.1	6,227.6	82.0%	261.5	29.9	62.4
Equity securities		249.2	246.3	3.3%	(2.9)	(19.3)	(10.8)

Total fixed maturities and equity securities		6,215.3	6,473.9	85.3%	258.6	10.6	51.6
Cash and cash equivalents		922.7	922.7	12.1%	—	—	—
Other investments		193.1	194.1	2.6%	1.0	(2.1)	(1.7)

Total		$7,331.1	$7,590.7	100.0%	$259.6	$8.5	$49.9

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES

September 30, 2011

CREDIT QUALITY OF FIXED MATURITIES

(In millions)
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value
1	Aaa/Aa/A	$4,343.5	$4,529.7	72.7%
2	Baa	1,282.2	1,360.0	21.9%
3	Ba	152.0	156.6	2.5%
4	B	129.7	126.1	2.0%
5	Caa and lower	45.8	41.8	0.7%
6	In or near default	12.9	13.4	0.2%

Total fixed maturities		$5,966.1	$6,227.6	100.0%

DURATION OF FIXED MATURITIES

(In millions)
	Amortized	Fair	% of Total
	Cost	Value	Fair Value

0-2 years	$1,996.1	$2,033.8	32.7%
2-4 years	1,259.7	1,316.8	21.1%
4-6 years	1,359.3	1,438.9	23.1%
6-8 years	827.2	877.3	14.1%
8-10 years	407.2	436.0	7.0%
10+ years	116.6	124.8	2.0%

Total fixed maturities	$5,966.1	$6,227.6	100.0%

Weighted Average Duration	3.86

THE HANOVER INSURANCE GROUP

TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS

September 30, 2011

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
Royal Bank of Scotland (1)
Term deposits (2)	$163.3	$158.2	2.08%	A
Notes	6.9	6.4	0.08%	A+
Lloyds TSB Bank (3)
Term deposits (2)	83.8	83.4	1.10%	A+
Notes	6.1	5.7	0.08%	A+
Co-Operative Bank term deposits (4)	59.4	59.3	0.78%	A-
Cater Allen Private Bank term deposits (5)	33.5	33.4	0.44%	A+
GE Capital	32.9	33.4	0.44%	AA+
Wells Fargo	30.2	31.4	0.41%	AA-
Rabobank	29.4	29.7	0.39%	AAA
Total Capital Sa	25.4	26.1	0.34%	AA-
HSBC Bank PLC	25.2	24.9	0.33%	A+
Virginia State Housing	23.5	24.6	0.33%	AA+

Top 10 Corporate and Municipal Fixed	$519.6	$516.5	6.80%

(1)	UK government owns 83% of bank equity
(2)	Weighted average duration is approximately 2.6
(3)	UK government owns 40% of bank equity
(4)	Mature in November 2011
(5)	Mature in April 2012

THE HANOVER INSURANCE GROUP

RECONCILIATION OF SEGMENT INCOME TO NET INCOME

	Three Months ended September 30				Nine Months ended September 30
	2011		2010		2011		2010
(In millions, except per share data)	$	Per Share (Diluted) (1)	$	Per Share (Diluted)	$	Per Share (Diluted) (1)	$	Per Share (Diluted)
SEGMENT INCOME
Commercial Lines	$(22.1)		$35.1		$(28.4)		$74.8
Personal Lines	(4.8)		43.0		2.4		74.0
Chaucer	19.9		—		19.9		—
Other Property and Casualty	(0.6)		1.1		1.5		2.7

Total	(7.6)		79.2		(4.6)		151.5

Interest expense on debt	(17.4)		(11.8)		(38.6)		(32.8)

Segment income (loss) before income taxes	(25.0)	$(0.55)	67.4	$1.48	(43.2)	$(0.95)	118.7	$2.56

Income tax (expense) benefit on segment income (loss)	6.5	0.14	(22.7)	(0.50)	12.6	0.28	(40.2)	(0.87)

Segment income (loss) after income taxes	(18.5)	(0.41)	44.7	0.98	(30.6)	(0.67)	78.5	1.69

Net realized investment gains	8.2	0.18	5.7	0.12	24.9	0.55	16.8	0.36
Loss from retirement of debt	(0.1)	—	—	—	(2.3)	(0.05)	—	—
Costs related to acquired businesses	(1.9)	(0.04)	—	—	(15.7)	(0.35)	—	—
Net foreign exchange gains	6.7	0.15	—	—	6.7	0.15	—	—
Loss on derivative instruments	(6.6)	(0.15)	—	—	(11.3)	(0.25)	—	—
Income tax (expense) benefit on non-segment income	2.5	0.06	1.0	0.02	14.1	0.31	0.5	0.01

Income (loss) from continuing operations	(9.7)	(0.21)	51.4	1.12	(14.2)	(0.31)	95.8	2.06

Discontinued operations, net of taxes	—	—	0.9	0.03	2.0	0.04	0.6	0.02

NET INCOME (LOSS)	$(9.7)	$(0.21)	$52.3	$1.15	$(12.2)	$(0.27)	$96.4	$2.08

(1)	Per diluted share amounts in 2011 exclude common stock equivalents, as the impact of these instruments was anti-dilutive.

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors’ with additional information regarding management’s evaluation of our results of operations and financial performance. These metrics include segment income before interest expense and taxes, total segment income after taxes, total segment income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of segment income and loss ratios excluding catastrophe losses and reserve development. After-tax segment income EPS (sometimes referred to as “after-tax segment income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Segment income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Segment income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Segment income before interest expense and taxes is the sum of the segment income from: Commercial Lines, Personal Lines, Chaucer, and Other Property and Casualty. The Hanover believes that measures of segment income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding. Tangible book value per share is total shareholders' equity, excluding goodwill, divided by the number of common shares outstanding.

The Hanover also provides measures of segment income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of segment income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Segment income before and after interest expense and taxes and measures of segment income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to segment income before interest expense and taxes and income from continuing operations per share to segment income after taxes per share for the three months and nine months ended September 30, 2011 and 2010 is set forth on page 19 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

Chaucer Holdings PLC

Plantation Place

30 Fenchurch Street

London

EC3M 3AD

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2011
	Price Range		Dividends Per Share
	High	Low
March 31	$48.82	$45.08	$0.275
June 30	$46.15	$36.18	$0.275
September 30	$37.97	$31.22	$0.275

Quarter Ended	2010
	Price Range		Dividends Per Share
	High	Low
March 31	$44.63	$40.51	$0.25
June 30	$45.72	$42.33	$0.25
September 30	$47.00	$43.16	$0.25
December 31	$47.73	$45.25	$0.25

INDUSTRY RATINGS AS OF NOVEMBER 2, 2011

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s	Fitch
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A	A-	A3	A-
Citizens Insurance Company of America	A	A-	-	A-

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s	Fitch
The Hanover Insurance Group, Inc. Senior Debt	bbb	BBB-	Baa3	BBB-
The Hanover Insurance Group, Inc. Junior Subordinated Debentures	bb+	BB-	Ba1	BB

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Assistant Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com